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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              ---------------------

      Date of Report (Date of earliest event reported): September 23, 2002

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


          Texas                         0-20750                 74-2175590
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)                                      identification no.)


                         2550 North Loop West, Suite 600
                              Houston, Texas 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     On September 23, 2002, Sterling Bancshares, Inc. (the "Company") and Sterling Bancshares Capital Trust III (the "Trust") entered into an Underwriting Agreement with Legg Mason Wood Walker, Incorporated and Stifel, Nicolaus & Company, Incorporated, pursuant to which the Trust issued 1,250,000 8.30% Trust Preferred Securities (the "Trust Preferred Securities") with an aggregate liquidation value of $31,250,000. The proceeds of the issuance of the Trust Preferred Securities were invested in the Company's 8.30% Junior Subordinated Deferrable Interest Debentures due September 26, 2032 (the "Debentures").

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

     1.1  Underwriting Agreement dated September 23, 2002.

     4.1 Certificate of Trust of Sterling Bancshares Capital Trust III (filed as Exhibit 4.3 to Registration Statement on Form S-3 (File Nos. 333-55724, 333-55724-01 and 333-55724-02) and incorporated herein by reference).

     4.2  Preferred Securities Guarantee Agreement dated September 26, 2002.

     4.3 Amended and Restated Declaration of Trust of Sterling Bancshares Capital Trust III dated September 26, 2002.

     4.4 Indenture dated March 21, 2001 (filed as Exhibit 4.4 to Form 8-K dated March 21, 2001 and incorporated herein by reference).

     4.5  First Supplemental Indenture dated March 21, 2001 (filed as Exhibit
          4.5 to Form 8-K dated March 21, 2001 and incorporated herein by reference).

     4.6  Second Supplemental Indenture dated September 26, 2002.

     4.7  Certificate of Trust Preferred Security.

     4.8 8.30% Junior Subordinated Deferrable Interest Debenture due September 26, 2032.

     5.1 Opinion of Andrews & Kurth L.L.P. with respect to legality of the Trust Preferred Securities, the 8.30% Junior Subordinated Deferrable Interest Debenture and the Trust Preferred Securities Guarantee.

     8.1  Opinion of Andrews & Kurth L.L.P. as to federal income tax matters.

     23.1 Consent of Andrews & Kurth L.L.P. (included as part of Exhibits 5.1 and 8.1)

     25.1 Form T-1 Statement of Eligibility of Bankers Trust Company (now known as "Deutsche Bank Trust Company Americas") relating to the Declarations of Trust, Amended and Restated Declarations of Trust, Indenture, Supplemental Indentures and Trust Preferred Securities Guarantees relating to Sterling Bancshares Capital Trust II and Sterling Bancshares Capital Trust III (filed as Exhibit 25.1 to Registration Statement on Form S-3/A (File Nos. 333-55724, 333-55724-01 and 333-55724-02) and incorporated herein by reference).

     99.1 Press Release issued by Sterling Bancshares on September 26, 2002 announcing the completion of the sale of the 8.30% Trust Preferred Securities.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 26, 2002.              STERLING BANCSHARES, INC.



                                        By: /s/ Eugene S. Putnam, Jr.
                                           -------------------------------------
                                           Eugene S. Putnam, Jr.
                                           Chief Financial Officer



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                                INDEX TO EXHIBITS

        Exhibit
        Number            Description
        ------            -----------
          1.1       Underwriting Agreement dated September 23, 2002.

          4.1 Certificate of Trust of Sterling Bancshares Capital Trust III (filed as Exhibit 4.3 to Registration Statement on Form S-3 (File Nos. 333-55724, 333-55724-01 and 333-55724-02) and
                    incorporated herein by reference).

          4.2       Preferred Securities Guarantee Agreement dated September 26,
                    2002.

          4.3 Amended and Restated Declaration of Trust of Sterling Bancshares Capital Trust III dated September 26, 2002.

          4.4 Indenture dated March 21, 2001 (filed as Exhibit 4.4 to Form 8-K dated March 21, 2001 and incorporated herein by reference).

          4.5       First Supplemental Indenture dated March 21, 2001 (filed as
                    Exhibit 4.5 to Form 8-K dated March 21, 2001 and incorporated herein by reference).

          4.6       Second Supplemental Indenture dated September 26, 2002.

          4.7       Certificate of Trust Preferred Security.

          4.8 8.30% Junior Subordinated Deferrable Interest Debenture due September 26, 2032.

          5.1 Opinion of Andrews & Kurth L.L.P. with respect to legality of the Trust Preferred Securities, the 8.30% Junior Subordinated Deferrable Interest Debenture and the Trust Preferred Securities Guarantee.

          8.1 Opinion of Andrews & Kurth L.L.P. as to federal income tax matters.

          23.1 Consent of Andrews & Kurth L.L.P. (included as part of Exhibits 5.1 and 8.1)

          25.1 Form T-1 Statement of Eligibility of Bankers Trust Company (now known as "Deutsche Bank Trust Company Americas") relating to the Declarations of Trust, Amended and Restated Declarations of Trust, Indenture, Supplemental Indentures and Trust Preferred Securities Guarantees relating to Sterling Bancshares Capital Trust II and Sterling Bancshares Capital Trust III (filed as Exhibit 25.1 to Registration Statement on Form S-3/A (File Nos. 333-55724, 333-55724-01
                    and 333-55724-02) and incorporated herein by reference).

          99.1 Press Release issued by Sterling Bancshares on September 26, 2002 announcing the completion of the sale of the 8.30% Trust Preferred Securities.

                                       4